UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 27, 2002


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                       1-2207              38-0471180
 -------------                --------------      --------------
 (State or other                (Commission         (I.R.S. Employer
 jurisdiction of                File No.)           Identification No.)
 incorporation of
 organization)


 280 Park Avenue
 New York, NY                                       10017
 --------------------------                 -----------------
 (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code:   (212)  451-3000


 ------------------------------            -----------------
 (Former name or former address,             (Zip Code)
 if changed since last report)



Item 5.  Other Events

     On December 27, 2002 Triarc Companies, Inc. completed the acquisition of Sybra, Inc., the second largest franchisee of the Arby's(R) brand, pursuant to a plan of reorganization previously confirmed by the United States Bankruptcy Court for the Southern District of New York on November 25, 2002.

     Sybra, Inc., formerly a subsidiary of I.C.H. Corporation which filed for reorganization under Chapter 11 of the Bankruptcy Code in February 2002, owns and operates 239 Arby's restaurants in nine states located primarily in Michigan, Texas, Pennsylvania, New Jersey and Florida. In fiscal year 2001, Sybra had revenues of approximately $200 million.

     In return for 100% of the equity of a reorganized Sybra, Triarc paid approximately $8.3 million to ICH's creditors. In addition, Triarc made an approximately $14.2 million investment in Sybra and Sybra will remain exclusively liable for its long-term debt and capital lease obligations, which aggregated approximately $104 million as of December 31, 2001. Triarc will also make available to Sybra a $5.0 million standby financing facility for each of three years (up to $15.0 million in the aggregate) to fund any operating shortfalls of Sybra.




Item 7.  Exhibits

(c)      Exhibits

 2.1 Purchase and Funding Agreement dated as of December 27, 2002 between Triarc Restaurant Holdings, LLC and I.C.H. Corporation.

99.1     Press release dated December 27, 2002.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                            TRIARC COMPANIES, INC.


                                            By:    Stuart I. Rosen
                                                   ---------------------
                                                   Stuart I. Rosen
                                                   Senior Vice President
                                                   and Secretary

Dated: December 27, 2002

                                  EXHIBIT INDEX

Exhibit
No.             Description                                             Page No.
                -----------                                             --------


 2.1     Purchase and Funding Agreement dated as of December 27,
         2002 between Triarc Restaurant Holdings, LLC and I.C.H.
         Corporation.

99.1     Press release dated December 27, 2002

                                                        EXHIBIT 2.1

                         PURCHASE AND FUNDING AGREEMENT


     THIS PURCHASE AND FUNDING AGREEMENT (this "Agreement") is made and entered into as of December 27, 2002, between Triarc Restaurant Holdings, LLC, a Delaware limited liability company ("Buyer"), and I.C.H. Corporation, a Delaware corporation ("Seller"). Buyer and Seller are referred to individually herein as a "Party" and collectively herein as the "Parties."

     Subject to the terms and conditions set forth in this Agreement and Triarc Companies, Inc.'s Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for ICH Corporation, Sybra Inc. and Sybra of Connecticut, Inc., dated November 22, 2002 (as the same may be amended, the "Plan")
(capitalized terms used by not defined herein or in the Schedules hereto shall have the meanings assigned to them in the Plan), Seller desires to sell to Buyer, and Buyer desires to acquire from Seller certain assets of Seller, and Buyer agrees to make investments and provide and obtain funding under the Plan.

     NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

                                BASIC TRANSACTION

     Section 1.1 Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement and the Plan, Buyer hereby purchases from Seller, and Seller hereby sells, transfers, conveys, assigns and delivers to Buyer, free and clear from all Liens, all right, title and interest in and to all of the assets of Seller set forth on Schedule 1.1 (each and all of the foregoing items, the "Acquired Assets").

     Section 1.2 Purchase Price. The purchase price for the Acquired Assets (the "Purchase Price") shall be the consideration from Buyer set forth on Schedule 1.2.

     Section 1.3 Funding of Sybra Entities. Following the purchase of the Acquired Assets by Buyer, Buyer shall provide the funding set forth on Schedule 1.3.

ARTICLE II

                              ADDITIONAL AGREEMENTS

     Section 2.1 Further Assurances. Seller will execute and deliver such further instruments of conveyance and transfer and take such additional action as Buyer may reasonably request to effect, consummate, confirm or evidence the transfer to Buyer of the Acquired Assets, and Seller will execute such documents as may be necessary to assist Buyer in preserving or perfecting its rights in the Acquired Assets.

                                  ARTICLE III

                                 MISCELLANEOUS

     Section 3.1 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     Section 3.2 Entire Agreement. Except as otherwise set forth in the Plan, this Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof.

     Section 3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party, provided that Buyer shall be entitled to assign all of its rights and obligations to any successor entity that may acquire all or substantially all its assets or business, by merger or otherwise.

     Section 3.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     Section 3.5 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 3.6 Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                           If to Seller:

                           c/o Walker, Truesdell, Radick & Associates
                           380 Lexington Avenue, Suite 1514
                           New York, New York 10168
                           Telephone: 212-687-1811
                           Facsimile: 212-687-0994
                           Attn: Hobart G. Truesdell

                           If to Buyer:

                           Triarc Restaurant Holdings, LLC
                           280 Park Avenue
                           New York, NY 10017
                           Facsimile:  212-451-3216
                           Attention:  Brian L. Schorr

                           with copies to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, NY 10019-6064
                           Facsimile: 212-757-3990
                           Attention: Alan W. Kornberg
                                      John R. Ashmead

     Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     Section 3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     Section 3.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Seller. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     Section 3.9 Severability. Any provision of this Agreement, which is invalid or unenforceable, shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                    I.C.H. CORPORATION


                                    By: /s/ Robert H. Drechsler
                                        ------------------------
                                        Name: Robert H. Drechsler
                                        Title: Co-Chairman and Chief Executive
                                        Officer


                                    TRIARC RESTAURANT HOLDINGS, LLC


                                    By: /s/ Brian L. Schorr
                                        --------------------
                                        Name: Brian L. Schorr
                                        Title: President and General Counsel

                                  Schedule 1.1

                                 Acquired Assets

     (a) All of the outstanding Equity Interests in Sybra held by Seller (which represents 100% of the ownership interests in Sybra); and

     (b) Cash and Cash equivalents, other than the Cash proceeds of the Anticipated Tax Return, held by Seller.

                                  Schedule 1.2

                                 Purchase Price

     On the Effective Date, Buyer shall fund in Cash (i) the ICH General Unsecured Fund in the amount of $8.0 million, (ii) the ICH Administrative and Priority Claim Fund, and (iii) the ICH Operating Reserve in the amount of the ICH Plan Administration Amount.

                                  Schedule 1.3

                        Funding for Sybra and Sybra Conn.

     On the Effective Date, Buyer shall fund Reorganized Sybra with $14.5 million in Cash (less the amounts required to fund the ICH Administrative and Priority Claims Funds and the ICH Plan Administration Amount). With this Cash and Cash on hand, Reorganized Sybra will fund in Cash (i) the Subsidiary General Unsecured Claim Fund, (ii) the Sybra and Sybra Conn. Administrative and Priority Claim Fund, and (iii) the Secured Lender Claim Fund.

                                                        EXHIBIT 99.1

                                                        For Immediate Release

CONTACT: Anne A. Tarbell
         Triarc Companies, Inc.
         212/451-3030
         www.triarc.com


                           TRIARC ACQUIRES SYBRA, INC.


     New York, NY, December 27, 2002 - Triarc Companies, Inc. (NYSE: TRY) announced today that it has completed the acquisition of Sybra, Inc., the second largest franchisee of the Arby's(R) brand, pursuant to a plan of reorganization previously confirmed by the United States Bankruptcy Court for the Southern District of New York on November 25, 2002.

     Sybra, Inc., formerly a subsidiary of I.C.H. Corporation which filed for reorganization under Chapter 11 of the Bankruptcy Code in February 2002, owns and operates 239 Arby's restaurants in nine states located primarily in Michigan, Texas, Pennsylvania, New Jersey and Florida. In fiscal year 2001, Sybra had revenues of approximately $200 million.

     In return for 100% of the equity of a reorganized Sybra, Triarc paid approximately $8.3 million to ICH's creditors. In addition, Triarc made an approximately $14.2 million investment in Sybra and Sybra will remain exclusively liable for its long-term debt and capital lease obligations, which aggregated approximately $104 million as of December 31, 2001. Triarc will also make available to Sybra a $5.0 million standby financing facility for each of three years (up to $15.0 million in the aggregate) to fund any operating shortfalls of Sybra.

     Commenting on the acquisition, Nelson Peltz, Triarc's Chairman and Chief Executive Officer, said: "We are delighted to welcome Sybra to the Triarc family and we look forward to working with their experienced and proven management team."

     Peltz added: "We believe that the Sybra acquisition solidifies Triarc's commitment to the Arby's brand and the Arby's system. We envision our ownership of Sybra as presenting many opportunities to strengthen the Arby's brand. We also believe that ownership of these restaurants will increase the value of the Arby's brand and thus enhance Triarc shareholder value."

     Triarc is a holding company and, through its subsidiaries, is the franchisor of Arby's(R) restaurants.

                                     # # #

                                Notes To Follow

                                      NOTES

     1. There can be no assurance that Sybra, Inc. will be successfully integrated with the operations of Triarc and its subsidiaries, including Arby's, Inc. In addition, there can be no assurance that Triarc will be able to identify and effect any other acquisitions or business combinations or, if completed, that any such acquisitions or business combinations will be successfully integrated with the operations of Triarc and its subsidiaries.

     2. The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements which address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following: competition, including pricing pressures; the impact of competitors' new units on sales by franchisees and consumers' perceptions of the relative quality, variety and value of the food products offered; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of positive or adverse publicity; market acceptance of new product offerings; new product and concept development by competitors; changing trends in consumer tastes and preferences (including changes resulting from health or safety concerns with respect to the consumption of beef, french fries or other foods) and in spending and demographic patterns; the business and financial viability of key franchisees; availability, location and terms of sites for restaurant development by franchisees; the ability of franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development; the ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants; changes in business strategy or development plans; quality of the Company's and franchisees' management; availability, terms and deployment of capital; business abilities of the Company's and franchisees' personnel; availability of qualified personnel to the Company and to franchisees; labor and employee benefit costs; availability and cost of raw materials, ingredients and supplies and the potential impact on royalty revenues and franchisees' restaurant level sales that could arise from interruptions in the distribution of supplies of food and other products to franchisees; general economic, business and political conditions in the countries and territories in which franchisees operate; changes in government regulations, including franchising laws, accounting standards, environmental laws and taxation requirements; the costs, uncertainties and other effects of legal, environmental and administrative proceedings; the impact of general economic conditions on consumer spending, including a slower consumer economy and the effects of war or other terrorist activities; adverse weather conditions; and other risks and uncertainties affecting the Company and its subsidiaries detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2001, and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control. We will not undertake and specifically decline any obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.